SCHEDULE 14A
                                 (Rule 14a-101)
                     Information Required in Proxy Statement
                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                          CIGNA VARIABLE PRODUCTS GROUP
                          -----------------------------
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

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    2) Aggregate number of securities to which transaction applies:

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       pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
    1)  Amount Previously Paid:
    2)  Form, Schedule or Registration Statement No.:
    3)  Filing Party:
    4)  Date Filed:

                          CIGNA VARIABLE PRODUCTS GROUP

                        TimesSquare VP Money Market Fund
                        TimesSquare VP S&P 500 Index Fund
                       TimesSquare VP Core Plus Bond Fund


                                                           Newton, Massachusetts
                                                                   August , 2003

To Our Shareholders:

          You are cordially invited to attend the Special Meeting of Shareholders of the series of CIGNA Variable Products Group-TimesSquare VP Money Market Fund, TimesSquare VP S&P 500 Index Fund, and TimesSquare VP Core Plus Bond Fund (the "Funds"), to be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

         Shareholders are being asked to consider and approve:

1.       The election of four Trustees;

2. The elimination or amendment of certain of the Funds' fundamental investment restrictions in order to modernize the Funds' investment restrictions and increase their investment flexibility; and

3. To transact such other business as may properly come before the meeting and any adjournments or postponements of the meeting.

         We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

         The Annual Report of the Funds for the year ended December 31, 2002 has previously been mailed to you.

                                   Sincerely,

                                   RICHARD H. FORDE
                                   Chairman of the Board

--------------------------------------------------------------------------------
                             YOUR VOTE IS IMPORTANT

          SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS
       ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE
          ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
--------------------------------------------------------------------------------

                          CIGNA VARIABLE PRODUCTS GROUP

                        TimesSquare VP Money Market Fund
                        TimesSquare VP S&P 500 Index Fund
                       TimesSquare VP Core Plus Bond Fund

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To Shareholders of the series of CIGNA Variable Products Group-TimesSquare VP Money Market Fund, TimesSquare VP S&P 500 Index Fund, and TimesSquare VP Core Plus Bond Fund (the "Funds"):

A Special Meeting of Shareholders of the Funds will be held at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, for the following purposes:

     (1)  To elect four Trustees;

     (2) To approve the elimination or amendment of certain of the Funds' fundamental investment restrictions in order to modernize their investment restrictions and increase their investment flexibility; and

     (3) To transact such other business as may properly come before the meeting or any postponement or adjournment of the meeting.


          Holders of record of the shares of the Fund at the close of business on August 11, 2003 are entitled to vote at the meeting.

          Your vote is important, even if you don't own many shares. Please complete, sign and return the enclosed proxy/voting instruction card.

                                               Jeffrey S. Winer
                                               Secretary

Newton, Massachusetts
August __, 2003

                                 PROXY STATEMENT

                       SPECIAL MEETING OF SHAREHOLDERS OF
                          CIGNA VARIABLE PRODUCTS GROUP

                        TimesSquare VP Money Market Fund
                        TimesSquare VP S&P 500 Index Fund
                       TimesSquare VP Core Plus Bond Fund
                                  (the "Funds")

         This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA Variable Product Group (the "Trust") for use at a Special Meeting of Shareholders of the Funds to be held at The Colony Club, 1500 Main Street, Springfield, Massachusetts 01115 on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, and at any postponement or adjournment thereof. The Funds are series of the Trust.

         The following proposals will be considered and acted on at the meeting:

Proposal                                                  Fund(s) Affected
--------                                                  ----------------
1. To approve the election of Trustees.                   All Funds

2. To approve the amendment or elimination
   of the fundamental investment
   restrictions regarding:
     A. Diversification                                   S&P 500 Index Fund
     B. Investments in Unseasoned                         All Funds
        Companies
     C. Investments in Companies in which                 All Funds
        Trustees/Officers are invested

3. Any other matters which may properly                   All Funds
   come before the meeting.

         Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Funds at the meeting and requesting a revocation. Executed proxies received by the Funds will be voted in accordance with the directions specified in the proxy. Thirty percent of the outstanding shares of the Funds must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

         For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Funds in obtaining a quorum. Abstentions and broker non-votes will have no effect on the election of Trustees, but will have the same effect as a vote "against" the other proposals.

         The Board of Trustees recommends a vote FOR the election of Trustees and FOR the elimination or amendment of the Funds' fundamental investment restrictions as described in this proxy statement. If no specification is made, the proxy will be voted FOR the election of Trustees as listed, FOR the elimination or amendment of the Funds' fundamental investment restrictions and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than the election of Trustees and the elimination or amendment of the Funds' fundamental investment restrictions.

         Costs of soliciting proxies will be borne by the Funds. In addition to solicitation of proxies by use of the mails, some of the officers of the Funds and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

         In the event a quorum is not present at the meeting, or in the event sufficient votes to approve any of the proposals are not received, even though a quorum is present at the meeting, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies, provided that such persons determine such an adjournment and additional solicitation are reasonable and in the interests of shareholders of the Funds. A shareholder vote may be taken on any proposal in this Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Any such adjournment will require the affirmative vote of a majority of those shares present at the meeting in person or by proxy.

         At the close of business on August 11, 2003, the record date for the determination of shareholders entitled to vote at the meeting, there were [ ] outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Special Meeting of Shareholders and form of proxy are being mailed on or about August , 2003 to shareholders of record on the record date.

         The principal executive offices of the Funds are located at (and the mailing address is) 3 Newton Executive Park, Suite 200, Newton, Massachusetts 02462.

         The Funds will furnish to a shareholder upon request, without charge, a copy of the Funds' annual report. Requests may be made by writing to the Funds c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H18E, Hartford, CT 06103, Attn: Alfred A. Bingham III, or by calling 1-800-426-5523.

                                  Proposal One
                              ELECTION OF TRUSTEES

         At the meeting, four Trustees are to be elected by the shareholders of the Funds. The Board of Trustees has nominated and recommends the election of Carol Ann Hayes, Marnie Wagstaff Mueller, Richard H. Forde and David P. Marks.

         The Board of Trustees of the Funds currently consists of three
Trustees: Russell H. Jones, Paul J. McDonald and Richard H. Forde. Messrs. Jones and McDonald were elected as Trustees by shareholders in April 1995. Mr. Forde was appointed as Trustee by the other Trustees in October 2002. The Master Trust Agreement of CIGNA Variable Products Group provides that each Trustee shall serve as a Trustee during the lifetime of the Trust, until death, resignation, retirement or removal of the Trustee. Since Messrs. Jones and McDonald have previously been elected to the Board, they need not be nominated for reelection. Shareholders are asked to elect Ms. Hayes, Ms. Mueller, Mr. Forde and Mr. Marks as Trustees.

         Each of the Trustees and nominees also serves as a Trustee of other investment companies sponsored by affiliates of CIGNA. TimesSquare Capital Management, Inc.

("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Funds and the other investment companies. Another investment company for which TimesSquare serves as investment adviser, CIGNA Funds Group, will also hold a special meeting on September 30, 2003, at which shareholders will be asked to elect Ms. Hayes, Ms. Mueller and Mr. Marks as Trustees. Messrs. Forde, Jones and McDonald were previously elected as Trustees by shareholders of CIGNA Funds Group.

         All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Funds, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

         The following table sets forth the number of shares of the Funds and shares of all mutual funds in the CIGNA family of mutual funds beneficially owned by the Trustees and nominees. The information provided is as of June 30, 2003.


Current Trustees who are      Dollar Range of    Aggregate Dollar Range of Equity Securities
not "interested persons"      Equity Securities  in All Funds Overseen by Trustee in Family
of the Funds                  in the Funds       of Investment Companies
---------------------------------------------------------------------------------------------------------
Russell H. Jones              None               $10,001--$50,000
Paul J. McDonald              None               $10,001--$50,000


Nominees who are not          Dollar Range of    Aggregate Dollar Range of Equity Securities
"interested persons"          Equity Securities  in All Funds Overseen or to be Overseen by
of the Funds                  in the Funds       Trustee in Family of Investment Companies
---------------------------------------------------------------------------------------------------------
Marnie Wagstaff Mueller       None               None
Carol Ann Hayes               None               None


Nominees who are              Dollar Range of    Aggregate Dollar Range of Equity Securities
"interested persons"          Equity Securities  in All Funds Overseen or to be Overseen by
of the Funds                  in the Funds       Trustee in Family of Investment Companies
---------------------------------------------------------------------------------------------------------
Richard H. Forde              None               $1-$10,000
David P. Marks                None               $1-$10,000

         Based on information furnished by each independent Trustee and nominee as of December 31, 2002, neither Mr. Jones, Mr. McDonald, Ms. Hayes, Ms. Mueller nor any of their immediate family members owned any securities issued by CIGNA Corporation or its affiliates as of that date.

         The following tables show information for the current Trustees and each nominee, including age, present position, principal occupation or employment during the last five years, principal affiliations, including any directorships presently held and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. Each nominee currently serves as a Trustee of CIGNA Funds Group, CIGNA High Income Shares, and CIGNA Investment Securities, except that neither Ms. Hayes nor Mr. Marks is presently a Trustee of CIGNA Funds Group.


             Trustees who are not "interested persons" of the Funds

                                                                           Number of    Other
                        Term of                                            Portfolios   Directorships
Name,       Position    Office** and   Principal                           in Fund      Held by
Address*    Held with   Length of      Occupation(s)                       Complex      Trustee or
And Age     Fund        Time Served    During Past 5 Years                 Overseen     Nominee
----------- -------------------------------------------------------------- --------------------------------
Russell H.  Trustee     Trustee        Senior Vice President, Chief        14           None
Jones                   since 1995     Investment Officer and Treasurer,
58                                     Kaman Corporation (helicopters and
                                       aircraft components, industrial
                                       distribution)
----------- -------------------------------------------------------------- --------------------------------
Paul J.     Trustee     Trustee        Special Advisor to Board of         14           Director,
McDonald                since 1995     Directors, Friendly Ice Cream                    Polytainers, Inc.
59                                     Corporation (family restaurants                  (plastic
                                       and dairy products); previously,                 containers for
                                       Senior Executive Vice President                  the food and
                                       and Chief Financial Officer,                     dairy industry);
                                       Friendly Ice Cream Corporation                   Director,
                                                                                        People's Bank

             Nominees who are not "interested persons" of the Funds

                                                                           Number of    Other
                        Term of                                            Portfolios   Directorships
Name,       Position    Office** and   Principal                           in Fund      Held by
Address*    Held with   Length of      Occupation(s)                       Complex      Trustee or
And Age     Fund        Time Served    During Past 5 Years                 Overseen     Nominee
-----------------------------------------------------------------------------------------------------------
Carol Ann   Nominee     N/A            Director and Head of Audit           2           None
Hayes                                  Committee, Reed & Barton
58                                     Corporation (silversmith company);
                                       previously, certified public
                                       accountant and Manager of
                                       Marketing, Coopers & Lybrand
                                       (accounting firm)
-----------------------------------------------------------------------------------------------------------
Marnie      Nominee     N/A            Diocesan Consultant, Episcopal      11           Director, Boston
Wagstaff                               Diocese of Connecticut;                          Mutual Insurance
Mueller                                previously, Visiting Professor of                Company
66                                     Health Economics, Wesleyan
                                       University

      Nominees who are "interested persons" of the Funds, and Fund officers


                                                                             Number of      Other
                         Term of                                             Portfolios     Directorships
Name,       Position     Office** and   Principal                            in Fund        Held by
Address*    Held with    Length of      Occupation(s)                        Complex        Trustee or
And Age     Fund         Time Served    During Past 5 Years                  Overseen       Nominee
----------------------------------------------------------------------------------------------------------
David P.    Nominee      N/A            Chief Investment                       2            None
Marks                                   Officer, CIGNA Retirement &
56                                      Investment Services and President,
                                        TimesSquare Capital Management,
                                        Inc.; previously, Partner,
                                        Green Mountain Partners (Buyout
                                        Firm);
                                        President and Chief Investment
                                        Officer, Allianz of America, Inc.
                                        (Investment Advisory Firm)
-----------------------------------------------------------------------------------------------------------
Richard H.  Chairman of  Trustee        Senior Managing Director,              14           None
Forde       the Board    since 2002,    CIGNA Retirement & Investment
49          of           President      Services, Inc. and TimesSquare
            Trustees,    since 1998     Capital Management, Inc.
            President
-----------------------------------------------------------------------------------------------------------
Alfred A.   Vice         Officer        CIGNA Funds Treasurer;                 14           --
Bingham III President    since 1979     Assistant Vice
58          and                         President, TimesSquare
            Treasurer                   Capital Management, Inc.
-----------------------------------------------------------------------------------------------------------
Jeffrey S.  Vice         Officer        Senior Counsel,                        14           --
Winer       President    since 1994     CIGNA Corporation
45          and
            Secretary


* All Trustees and officers have a mailing address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

** Each Trustee's term of office will be until the death, resignation, retirement or removal of the Trustee.

         No officer or Trustee of the Funds who received any remuneration from the Funds during 2002 was serving as a director, officer or employee of TimesSquare or CIGNA or any of its subsidiaries. Trustees unaffiliated with TimesSquare and CIGNA will be entitled to receive, for their services as Trustees of funds in the CIGNA fund complex, compensation as follows:

-------------------------------------------------------------------------------
                                                 Board          Committee
                        Annual Retainer       Meeting Fee      Meeting Fee
-------------------------------------------------------------------------------
CIGNA Variable              $2,000               $400            $100
Products Group
-------------------------------------------------------------------------------
CIGNA Funds Group           $4,000               $800            $200
-------------------------------------------------------------------------------
CIGNA Investment            $5,100               $400            $100
Securities
-------------------------------------------------------------------------------
CIGNA High Income           $7,100               $400            $100
Shares
-------------------------------------------------------------------------------

         All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Funds, each series of CIGNA Funds Group, CIGNA Investment Securities, and CIGNA High Income Shares so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities.

         The following table sets forth the compensation paid by the Trust and by the CIGNA Fund complex to Trustees in 2002:


                                                                                Total
                                                                                Compensation from
                                                                                CIGNA Fund
                                                               Compensation     Complex Paid to
   Name of Person,                                             From Trust       Trustees (e)
 Position with Fund

Richard H. Forde, President, Chairman and Trustee.........            0                 0
Russell H. Jones, Trustee (a) ............................          $4,900           $32,700
David A. Marks, Nominee (b) .............................             0                 0
Paul J. McDonald, Trustee (c) ............................          $4,900           $32,700
Marnie Wagstaff Mueller, Nominee (b)......................          $4,900           $32,700
Farhan Sharaff, Trustee (d) ..............................            0                 0
                                                                 -------------   ---------------
   Totals                                                          $14,700           $98,100


   (a) $7,459 of Mr. Jones' 2002 compensation was paid currently. The remainder was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $43,730 as of December 31, 2002.
   (b) Mr. Marks and Ms. Mueller were trustees of other funds in the CIGNA fund complex during 2002.
   (c) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $94,122 as of December 31, 2002.
   (d)   Mr. Sharaff resigned from CIGNA and the Board in 2002.
   (e) There were three investment companies other than the Fund in the CIGNA fund complex.

         The Board of Trustees held five Board meetings during 2002. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:

   Audit Committee

         The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls. The Committee held two meetings in 2002.

         The Trust has an Audit Committee comprised only of Trustees of the Trust who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Trust. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP
(PWC), discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Trust that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Trust' internal accounting procedures and controls.

         For the fiscal years ended December 31, 2001 and 2002 PWC performed both audit and non-audit services for the Funds. Audit services consisted of examinations of the Funds' financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Funds and providing tax-planning advice.

         PWC also serves as independent accountants for CIGNA High Income Shares, CIGNA Investment Securities and for each of the series of shares of CIGNA Funds Group and performs services for all such entities similar to the services performed for the Funds. PWC also serves as independent accountants for CIGNA.

         Representatives of PWC may attend the meeting and be provided an opportunity to make a statement and to respond to questions from shareholders.

FEES PAID TO INDEPENDENT ACCOUNTANTS FOR AUDIT SERVICES

         For the audits of the Funds' annual financial statements for the fiscal years ended December 31, 2001 and 2002, included in the Funds' annual report to shareholders for that fiscal year, the Funds paid or accrued $48,600 and $52,600, respectively to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

         For the fiscal years ended December 31, 2001 and 2002, the Funds, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Funds did not pay or accrue any fees for financial information systems design and implementation services by PWC.

OTHER NON/AUDIT, NON/SYSTEMS SERVICES

         For the fiscal year ended December 31, 2001, the Funds, TimesSquare, and entities controlling, controlled by or under common control with TimesSquare which provide services to the Funds paid or accrued aggregate fees of approximately $192,800 in audit fees, and $169,675 for other services provided by PWC. For the fiscal year ended December 31, 2002 these amounts were $226,900 for audit fees and $141,525 for other services. The Audit Committee determined that the provision of the services described above is compatible with maintaining the independence of PWC.

         The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. The current members of the Audit Committee are Messrs. Jones and McDonald (Chairperson), neither of whom are interested persons of the Funds.

Contracts Committee

         The Contracts Committee reviews the performance of the investment adviser for the Funds, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2002. The current members of the Committee are Mr. Jones (Chairperson) and Mr. McDonald, neither of whom are interested persons of the Funds.

Nominating Committee

         The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held six meetings in 2002. The current members of the Committee are Messrs. Jones and McDonald, neither of whom are interested persons of the Funds.

Required Vote

         Each nominee for Trustee must be elected by a plurality of the shares of the Funds voted at the meeting.

         The Board of Trustees recommends that shareholders vote "For" each of the nominees.

                                  Proposal Two
                       ELIMINATION OR AMENDMENT OF CERTAIN
                       FUNDAMENTAL INVESTMENT RESTRICTIONS

A.   Diversification (S&P 500 Index Fund only).
         Currently, the S&P 500 Index Fund is prohibited from investing more than 5% of the Fund's assets in the securities of any issuer (except for bank certificates of deposit and government securities). If a company that was included in the S&P 500 Index grew to represent more than 5% of the Index, this policy would prevent the Fund from matching the Index as closely as possible.

         To prevent this, we propose to amend this restriction so that it applies only as to 75% of the Fund's assets.

     Changing this restriction will not change the way the Fund invests. The Fund will continue to attempt to replicate the composition and total return of the S&P 500 Index.

If this change is approved, the investment restriction will read as follows:

            The S&P 500 Index Fund, with respect to 75% of its total assets, will not invest in the securities of any issuer (except for bank certificates of deposit, securities of other investment companies, and government securities) if, immediately after such investment, more than 5% of the total assets of the Fund taken at current value would be invested in the securities of such issuer.

B.  Unseasoned Companies (all Funds).
    Currently a Fund may not invest in securities of businesses less than three years old (including predecessors) if, as a result, more than 5% of the Fund's total assets (taken at current value) would then be invested in such securities.

         The investment restriction on investing in issuers with less than three years of business operations was based on a requirement formerly imposed by state "blue sky" regulators as a condition to a fund's registration. As a result of the passage of the National Securities Market Improvement Act of 1996 ("NSMIA"), this restriction is no longer required and may be eliminated from the Funds' fundamental investment restrictions. We recommend eliminating this restriction, because it may prevent the

Funds from investing in securities of companies that otherwise meet the Funds' investment criteria.

         While TimesSquare does not anticipate that removal of this restriction will result in a change in the Funds' investment strategies, we note that investment in companies with shorter operating histories may contain greater risks. These companies may not have experience in operating through prolonged periods of economic difficulty, and their securities may be more volatile than the securities of companies with longer operating histories.

C. Investments in Companies in which Fund Trustees/Officers are invested (all Funds).
         Currently a Fund may not invest in securities of any issuer if, to the knowledge of the Fund, officers and Trustees of the Trust or officers and directors of TimesSquare who beneficially own more than 1/2 of 1% of the securities of that issuer, together own more than 5% of the securities.

         This is another restriction formerly required by state blue-sky regulators, and is no longer required as a result of the passage of NSMIA. We recommend that this restriction be removed, because it may prevent the Funds from investing in securities of companies that otherwise meet the Funds' investment criteria. TimesSquare does not anticipate that removal of this restriction will result in a change in the Funds' investment strategies. To prevent improper investment activity, TimesSquare's code of ethics generally prohibits TimesSquare personnel from buying or selling securities at the same time that a client such as a Fund is buying or selling securities in the same company. Furthermore, the Investment Company Act of 1940 (the "1940 Act") and the rules under the 1940 Act limit joint transactions such as certain coordinated investments by funds and fund officers and directors in the same companies.

Required Vote

         The shareholders of each Fund vote separately with respect to the matters in Proposal Two. Approval of the matters described in Proposal Two requires an affirmative vote of a majority of the outstanding voting securities (within the meaning of the 1940 Act) of a Fund in order to be approved as to that Fund. Under the 1940 Act, a "majority of the outstanding voting securities of a registered investment company means the affirmative vote by holders of the lesser of either (a) 67% or more of the outstanding voting securities of such company present at a meeting, if the holders of more than 50% of the outstanding voting securities of such company are present in person or represented by proxy or (b) more than 50% of the outstanding voting securities of such company. If any proposal does not receive the requisite shareholder approval, then the Trustees will meet to consider possible alternatives, which might include resubmission of the proposal for shareholder approval.

         The Board of Trustees recommends that shareholders vote "For" the amendment of the restriction on diversification, "For" the elimination of the restriction on investments in unseasoned companies and "For" the elimination of the restriction on investments in companies in which Fund Trustees or officers are invested.

                             MANAGEMENT OF THE FUNDS

         Information concerning the names, positions held with the Funds, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Funds is set out in Proposal One under the caption "Nominees who are "interested persons" of the Funds, and Fund officers". The executive officers are elected annually by the Board of Trustees. As of June 30, 2003, executive officers of the Funds owned beneficially less than 1% of the shares of the Funds.

                     Fund and Investment Adviser Information

The adviser for each Fund is TimesSquare Capital Management, Inc., Four TimesSquare, New York, NY. All of the outstanding shares of the Funds are owned by Connecticut General Life Insurance Company, 900 Cottage Grove Road, Bloomfield, CT.

                                 OTHER BUSINESS

Shareholder Proposals for 2004

         The Trust does not anticipate the need for a meeting of shareholders of the Funds in 2004. If such a meeting is determined to be appropriate, proposals from shareholders must be received by management within a reasonable period of time prior to the meeting to be considered at the meeting.

         The management of the Funds does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.


                                       Jeffrey S. Winer
                                       Secretary
Newton, Massachusetts
August   , 2003

                                   APPENDIX A

                          CIGNA VARIABLE PRODUCTS GROUP
                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees who are not "interested persons" of the Funds within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended.

2.    The purposes of the Audit Committee are:

      (a) to oversee the Funds' accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

      (b) to oversee the quality and objectivity of the Funds' financial statements and the independent audit thereof; and

      (c) to act as a liaison between the Funds' independent accountants and the full Board of Trustees (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.    The Audit Committee shall have the following duties and powers:

      (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

      (b) to meet with the Funds' independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Funds' financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Funds' financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

      (c) to consider the effect upon the Funds of any changes in accounting principles or practices proposed by management or the accountants;

      (d) to review the fees charged by the accountants for audit and non-audit services;

      (e) to investigate improprieties or suspected improprieties in fund operations;

      (f) to review any non-audit services to the Funds by their independent accountants;

      (g) to review the working relationship between the Funds' management and the independent accountants;

      (h) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

      (i) to prepare any audit committee report required to be included in a Fund's proxy statement.

4. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

5. The Committee shall regularly meet with the Funds' Treasurer and internal accountants for the management company and shall have the right of access to the Funds' Treasurer, other officers and independent accountants.

6. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or directors or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

7. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Funds' expense.

8. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

|X|  PLEASE MARK VOTES
     AS IN THIS EXAMPLE

CIGNA VARIABLE PRODUCTS GROUP

This proxy will be voted as specified. If you simply sign the proxy, it will be voted for proposal 1 and proposal 2. In their discretion, the proxies will also be authorized to vote upon such other matters that may properly come before the meeting.

Mark box at right if an address change or comment has been noted on the reverse
side of this card.                     |_|
CONTROL NUMBER:

Please be sure to sign and date this Proxy
-----------------------------------------------------
Date

-----------------------------------------------------
     Shareholder sign here
Co-owner sign here

1.  Election of Trustees.           For     With-    For All
                                            hold     Nominees
                                                     Except

Ms. Mueller, Ms. Hayes and
Messrs. Forde and McDonald.         |_|      [_]       [_]

   If you do not wish your shares voted "For" a particular nominee, mark the "For All Nominees Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.                                  For     Against  Abstain
   A. To approve the
      amendment of the
      fundamental investment        [_]      [_]       [_]
      restriction regarding
      diversification (S&P
      500(R)Index Fund only).

   B. To approve the elimination    For     Against  Abstain
      of the fundamental
      restriction regarding
      investment in unseasoned      |_|      |_|       |_|
      companies (all funds).

   C. To approve the elimination   For     Against  Abstain
      of the fundamental
      investment restriction
      regarding investments in     |_|      |_|       |_|
      companies in which
      Trustees or officers are
      invested (all funds).

      RECORD DATE SHARES:

                          CIGNA VARIABLE PRODUCTS GROUP
                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The undersigned hereby appoints Richard H. Forde and Jeffrey S. Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Special Meeting of Shareholders of CIGNA Variable Products Group (the "Fund"), on Tuesday, September 30, 2003 at 8:30 a.m., Eastern Time, at The Colony Club, Baystate West, 1500 Main Street, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein on the matters described in the notice and accompanying proxy statement for the meeting. The Trustees recommend that you vote "FOR" each of the proposals. If no direction is made, this proxy will be voted FOR all items described in the proxy statement. As to any other matters that may properly come before the meeting, the proxies shall vote in accordance with their best judgment.

--------------------------------------------------------------------------------
      PLEASE VOTE, DATE, AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------

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      Please sign this proxy exactly as your name appears on the books of the
      Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation or partnership, this signature should be that of an authorized officer who should state his or her title.
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